Vestaur Securities, Inc.
SEMI-ANNUAL REPORT TO SHAREHOLDERS May 31, 2001
BOARD OF DIRECTORS Glen T. Insley Steven S. Elbaum Paul B. Fay, Jr. John C. Jansing Charles P. Pizzi Philip R. Reynolds Marciarose Shestack Robert E. Shultz Dung Vukhac	OFFICERS Glen T. Insley Chairman Dung Vukhac President Carol Kosel Treasurer Brian McCarthy Assistant Treasurer Maureen Towle Assistant Secretary

ADVISOR
Evergreen Investment
Management Company, LLC
(a subsidiary of First Union Corp.)

Vestaur Securities, Inc. Shareholder Letter Semi-Annual report, period ending May 31, 2001

Dear Fellow Shareholders:

     Bond performance was mixed during the first half of the fund’s fiscal year. The Federal Reserve Board cut the Fed Funds Rate five times between January 3rd and May 15th for a total of 250 basis points, triggering a sharp rally of short intermediate treasury notes. The yield on two-year and five-year notes fell 142 and 51 basis points, respectively, over the period under review. This enabled the Lehman Intermediate Treasury Index to post a solid total return of 4.5%. In contrast, long treasury bonds barely eked out a positive return of 0.2% as their yields rose 15 to 20 basis points. After reaching a low of 5.26% during the March equity market sell-off, the yield on the benchmark thirty-year bond surged 64 basis points to its high of the year at 5.90% in late May. Bond’s weak performance reflected rising investors’ concern that not only were they overvalued relative to inflation, but also their scarcity value could be jeopardized by a Federal income tax cut and aggressive easing of monetary policy by the Federal Reserve, prompting another policy reversal as early as next year. Treasury bond prices did not firm until the last days of the month when a flood of negative corporate and economic news put the prospect of a second half rebound of economic activity in doubt.

     Non-treasury securities posted excellent performance on an absolute basis relative to treasuries. Investors took advantage of historically wide spreads versus treasury securities to position their portfolios to benefit from the eventual rebound of economic activity. Despite an avalanche of new issues and a backdrop of dismal earnings news, rating downgrades, defaults and bankruptcies, investment grade corporate bonds returned 6.9% over the six-month period, led by long term bonds which returned 7.6%. Even high yield (non-investment grade) securities participated in the rally, encouraged by the determination of the Federal Reserve Board to head off a recession. The comprehensive Merrill Lynch High Yield Master II index returned 8.0% and would have done even better had it not been dragged down in recent months by the meltdown of the technology and telecommunications sub-sectors. Benefiting from a steeper yield curve and narrower swap spreads, asset-backed and residential mortgage securities also registered strong returns of 6.1% and 5.2%, respectively. The mortgage sector trailed due to fear of a sharp spike in the prepayment rates of current and premium coupon mortgage pools.

     At this writing, all evidence seems to suggest that the Federal Reserve Board will retain its bias toward an easier monetary policy through the summer months with high probability of another cut of the Federal Funds Rate in August. Weak corporate profits have caused the business sector to lay off workers and sharply cut back investments in equipment. The index of leading economic indicators has risen two months in a row on the strength of its financial components, but there is little evidence to suggest that the pace of economic activity will pick up soon. Of the 835 companies that have pre-announced second quarter earnings, 65% have warned of shortfalls. Layoffs, in the meantime, continue apace as the four-week average of initial unemployment claims has stayed above 400,000 for five consecutive weeks, the longest since August-September 1992 when the economy was emerging from the last recession. Weakness in business activity does not seem to be limited to manufacturing as the non-manufacturing composite fell, staying below 50% for the second month in a row. As chairman Greenspan pointed out in his recent appearance before the Senate Banking committee, inflation pressures appear to remain contained. Unit labor cost increased at a 6.3% annual rate in the first quarter as productivity rose at an annual rate of only 1.2%. This development has impacted profits more than inflation. Excluding food and energy, the Core Consumer Price Index rose only 0.1% in May or 2.5% year to year, down from 2.6% in April. Even energy prices appear poised to soften. Gasoline prices have plunged to a 3-1/2 month low while crude oil has tumbled to a 2-1/2 month low as petroleum-product inventories continue to build.

     We expect economic activity to remain soft, inflation pressures to subside and short term interest rates to decline further in the coming months. We believe that, at current levels, long treasury yields have taken into account these expectations. Consequently, our current investment strategy emphasizes corporate securities to maximize portfolio yield. The fund is also positioned for capital appreciation when investors start to focus on the prospect for a rebound of corporate profits next year. Nevertheless, given the bleak outlook for corporate earnings near term, we will continue to pay special attention to diversification and security selection in the management of the fund’s portfolio to control credit risk.

     The net assets of the fund on May 31, 2001 were $92,460,523 or $13.58 per share compared to $91,333,920 or $13.44 per share on November 30, 2000, reflecting the narrowing of corporate yield spreads and lower short intermediate yields over this period. At the May 9th Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of 26 cents per share. This dividend is payable on July 16, 2001 to shareholders of record on June 29, 2001.

     We are pleased to announce that Douglas Williams, CFA, has assumed the role of lead Portfolio Manager for the fund. Mr. Williams is a Senior Portfolio Manager and a Director of Fixed Income Research at Evergreen Institutional Asset Management. He will be assisted in this role by David Fowley, CFA, and Dick Cryan, CFA, both Senior Portfolio Managers with extensive experience in fixed income portfolio management.

     Your investment portfolio continues to be managed by Evergreen Investment Management Company, LLC, an indirect wholly owned subsidiary of First Union National Bank, with the primary objective of maintaining a high level of current income through a diversified portfolio of fixed income securities which management considers to be of high quality. We would like to take this opportunity to thank you for your continuing confidence in Vestaur Securities, Inc. and look forward to providing you with excellent investment services as in the past.

Sincerely,

Glen T. Insley, CFA
Chairman of the Board
June 26, 2001

Principal Amount	SCHEDULE OF INVESTMENTS May 31, 2001 (Unaudited)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS–5.9%
$ 2,880,495	Bear Stearns Mortgage Secs., Inc., Ser. 1996- 8 Class B2, 8.00%, 11/25/2027	$ 2,969,171
1,905,307	Residential Accredit Loans, Inc., Ser. 1997-QS3 Class M2, 7.75%, 04/25/2027	1,958,207
500,000	Starwood Asset Receivables Trust, Ser. 2000-1, Class E, 7.26%, 05/25/2001	505,374

	Total Collateralized Mortgage Obligations	5,432,752

CORPORATE BONDS–78.8%
CONSUMER DISCRETIONARY
	AUTO COMPONENTS–0.8%
250,000	Collins & Aikman Products Co., 11.50%, 04/15/2006	242,500
250,000	Delco Remy International, Inc., 11.00%, 05/01/2009 144A	261,250
250,000	Lear Corp., Ser. B, 8.11%, 05/15/2009	252,102

		755,852

	HOTELS, RESTAURANTS & LEISURE–4.5%
250,000	Anchor Gaming, 9.875%, 10/15/2008	269,063
250,000	Aztar Corp., 8.875%, 05/15/2007	254,375
250,000	Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 144A	258,750
500,000	Darden Restaurants Inc., 7.125%, 02/01/2016	449,372
250,000	Hollywood Casino Corp., 13.00%, 08/01/2006	267,500
250,000	Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	254,063
1,000,000	International Game Technology, 8.375%, 05/15/2009	1,035,000
250,000	Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	230,000
790,000	MGM Mirage, Inc., 8.50%, 09/15/2010	822,941
250,000	Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	256,875

		4,097,939

	HOUSEHOLD DURABLES–0.8%
250,000	Del Webb Corp., 9.375%, 05/01/2009	253,750
250,000	Lennar Corp., 7.625%, 03/01/2009	243,487
250,000	Meritage Corp., 9.75%, 06/01/2011 144A	252,500

		749,737

	MEDIA–12.0%
2,000,000	Chancellor Media Corp., 8.75%, 06/15/2007	2,097,500
900,000	Charter Communications Hldg., LLC, 8.625%, 04/01/2009	859,500
1,000,000	CSC Holdings, Inc., 7.625%, 04/01/2011 144A	976,109
250,000	Echostar DBS Corp., 9.375%, 02/01/2009	253,125
250,000	Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	240,000
1,150,000	Lenfest Communications, Inc., 8.375%, 11/01/2005	1,235,190
250,000	Lin Televison Corp., 8.375%, 03/01/2008	240,000
250,000	Mediacom, LLC, 9.50%, 01/15/2013 144A	241,875
3,200,000	Time Warner, Inc., 9.125%, 01/15/2013	3,693,987
1,000,000	Viacom, Inc., 10.25%, 09/15/2001	1,016,383
250,000	Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	251,250

		11,104,919

CONSUMER STAPLES
	FOOD & DRUG RETAILING–0.5%
250,000	Pantry, Inc., 10.25%, 10/15/2007	243,750
250,000	Winn Dixie Stores, Inc., 8.875%, 04/01/2008	257,188

		500,938

	FOOD PRODUCTS–0.6%
500,000	Earthgrains Company, 8.50%, 08/01/2005	511,577

ENERGY
	ENERGY EQUIPMENT & SERVICES–0.3%
250,000	Dresser, Inc., 9.375%, 04/15/2011 144A	265,625

	OIL & GAS–10.0%
1,750,000	Atlantic Richfield Co., 10.875%, 07/15/2005	2,079,061
250,000	Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	264,375
2,000,000	Diamond Shamrock, Inc., 8.00%, 04/01/2023	1,949,536
2,150,000	Occidental Petroleum Corp., 8.45%, 02/15/2029	2,384,008
250,000	Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	261,875
1,500,000	Pennzoil Co., 10.125%, 11/15/2009	1,800,015
500,000	Tennessee Gas Pipeline Co., 7.50%, 04/01/2017	497,885

		9,236,755

See Notes to Financial Statements

Principal Amount	SCHEDULE OF INVESTMENTS (continued) May 31, 2001 (Unaudited)	Value

FINANCIALS
	DIVERSIFIED FINANCIALS–4.4%
$ 165,000	ERAC USA Finance Co., 8.00%, 01/15/2011	$ 167,615
2,600,000	General Motors Acceptance Corp., 9.625%, 12/15/2001	2,670,754
500,000	Household Finance Corp., 7.875%, 03/01/2007	536,446
583,000	Lehman Brothers, Inc., 11.625%, 05/15/2005	687,088

		4,061,903

	INSURANCE–2.3%
	CIGNA Corp.:
1,000,000	8.30%, 01/15/2033	1,059,047
1,055,000	8.75%, 10/01/2001	1,070,373

		2,129,420

	TRUST PREFERRED–5.8%
1,000,000	BankAmerica Capital II, 8.00%, 12/15/2026	988,283
4,000,000	MBNA Capital, 8.278%, 12/01/2026	3,520,316
850,000	Washington Mutual Capital I, 8.375%, 06/01/2027	864,129

		5,372,728

	OTHER–0.0%
8,619	Residential Mortgages (first and second), Participation, 8.375% Average Yield,
	2 Year Average Maturity, Acquired 12/29/1977 †	8,358

HEALTH CARE
	HEALTH CARE PROVIDERS & SERVICES–1.4%
250,000	Davita, Inc., 9.25%, 04/15/2011 144A	261,250
250,000	Express Scripts Inc., 9.625%, 06/15/2009	273,750
250,000	LifePoint Hospitals Holdings, Inc., Ser. B, 10.75%, 05/15/2009	276,250
250,000	Magellan Health Services Inc., 9.375%, 11/15/2007 144A	253,125
250,000	Manor Care, Inc., 8.00%, 03/01/2008 144A	255,938

		1,320,313

INDUSTRIALS
	AEROSPACE & DEFENSE–3.2%
250,000	BE Aerospace, Inc., 9.50%, 11/01/2008	258,750
1,000,000	Lockheed Martin Corp., 8.20%, 12/01/2009	1,087,259
1,500,000	Northrop Grumman Corp., 9.375%, 10/15/2024	1,601,310

		2,947,319

	AIR FREIGHT & COURIERS–2.3%
1,800,000	Federal Express Corp., 9.65%, 06/15/2012	2,127,204

	COMMERCIAL SERVICES & SUPPLIES–1.5%
	Allied Waste North America, Inc.:
400,000	8.875%, 04/01/2008 144A	414,000
250,000	Ser. B, 10.00%, 08/01/2009	259,375
500,000	Centex Corp., 7.875%, 02/01/2011	492,641
250,000	Iron Mountain Inc., 8.625%, 04/01/2013	255,000

		1,421,016

	MACHINERY–0.3%
250,000	AGCO Corp., 9.50%, 05/01/2008 144A	246,250

	ROAD & RAIL–2.9%
2,000,000	Burlington Northern, Inc., 7.50%, 07/15/2023	1,788,488
1,000,000	Union Pacific Corp., 6.625%, 02/01/2029	904,819

		2,693,307

MATERIALS
	CHEMICALS–4.1%
3,500,000	Air Products & Chemicals, Inc., 8.875%, 08/01/2001	3,521,612
250,000	Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	260,625

		3,782,237

	CONTAINERS & PACKAGING–0.3%
250,000	Four M Corp., Ser. B, 12.00%, 06/01/2006	246,875

	METALS & MINING–0.3%
250,000	AK Steel Corp., 7.875%, 02/15/2009	245,625

See Notes to Financial Statements

Principal Amount	SCHEDULE OF INVESTMENTS (continued) May 31, 2001 (Unaudited)		Value

	PAPER & FOREST PRODUCTS–3.8%
$ 1,000,000	Boise Cascade Corp., 9.45%, 11/01/2009		$ 1,062,508
250,000	Fibermark, Inc., 10.75%, 04/15/2011 144A		255,000
2,400,000	Georgia Pacific Corp., 8.125%, 06/15/2023		2,248,613

			3,566,121

TELECOMMUNICATION SERVICES
	DIVERSIFIED TELECOMMUNICATION SERVICES–8.7%
3,000,000	AT&T Corp., 8.35%, 01/15/2025		3,015,963
750,000	British Telecommunications Plc, 8.125%, 12/15/2010		793,348
1,000,000	Citizens Communications Company, 9.25%, 05/15/2011		1,039,356
250,000	Global Crossing Holdings, Ltd., 9.50%, 11/15/2009		227,500
750,000	Metromedia Fiber Network, Inc., 10.00%, 12/15/2009		423,750
1,000,000	Pacific Bell, 8.70%, 06/15/2001		1,001,244
500,000	Telus Corp., 8.00%, 06/01/2011		509,027
944,000	Verizon Communications, 9.10%, 06/01/2003		1,016,174

			8,026,362

	WIRELESS TELECOMMUNICATIONS SERVICES–0.3%
250,000	Crown Castle International Corp., 9.00%, 05/15/2011		243,125

UTILITIES
	ELECTRIC UTILITIES–7.5%
250,000	AES Corp., 8.50%, 11/01/2007		242,500
250,000	Calpine Corp., 7.75%, 04/15/2009		240,008
500,000	El Paso Energy Corp., 8.05%, 10/15/2030		513,120
2,494,000	Niagara Mohawk Power Corp., 9.75%, 11/01/2005		2,786,421
	Texas Utilities Electric Co.:
2,000,000	8.50%, 08/01/2024		2,076,680
1,000,000	8.75%, 11/01/2023		1,050,213

			6,908,942

	GAS UTILITIES–0.2%
250,000	Chesapeake Energy Corp., 8.125%, 04/01/2011 144A		245,000

	Total Corporate Bonds		72,815,447

U.S. GOVERNMENT & AGENCY OBLIGATIONS–8.0%
1,068,198	Federal Home Loan Mortgage Corp., 9.00%, 12/01/2016		1,146,873
	Federal National Mortgage Association:
1,386,196	9.00%, 02/01/2025		1,492,522
734,895	10.00%, 04/01/2021		812,275
	Government National Mortgage Association:
706,903	8.00%, 03/15/2022-08/15/2024		742,391
623,231	8.25%, 05/15/2020		660,665
1,370,005	8.50%, 09/15/2024-01/15/2027		1,443,188
390,406	9.00%, 12/15/2019-03/15/2021		420,853
269,389	9.50%, 05/15/2019-09/15/2019		297,023
242,846	10.00%, 01/15/2019-04/15/2020		269,574
129,979	10.50%, 04/15/2019-05/15/2019		145,356

	Total U.S. Government & Agency Obligations		7,430,720

YANKEE OBLIGATIONS-CORPORATE–3.1%
MATERIALS
	PAPER & FOREST PRODUCTS–2.3%
2,000,000	Abitibi-Consolidated, Inc., 8.55%, 08/01/2010		2,127,034

TELECOMMUNICATION SERVICES
	WIRELESS TELECOMMUNICATIONS SERVICES–0.8%
700,000	Vodafone Group, Plc, 7.75%, 02/15/2010		740,911

	Total Yankee Obligations-Corporate		2,867,945

REPURCHASE AGREEMENTS–0.5%
471,014	State Street Bank & Trust Co. 4.14%, dated 05/31/2001, due 06/1/2001,
	maturity value $471,068 #		471,014

	Total Investments–(cost $89,932,028)	96.3%	89,017,878
	Other Assets and Liabilities	3.7	3,442,645

	Net Assets	100.0%	$92,460,523

†	Valued at fair value as determined in good faith under procedures established by the Board of Directors.
#	The repurchase agreement is fully collateralized by $475,000 FNMA, 5.25% 9/19/2003; value including accrued interest is $481,286.
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2001 (unaudited)

ASSETS
Identified cost of investments	$89,932,028
Net unrealized loss on investments	(914,150)

Market value of investments	89,017,878
Receivable for securities sold	2,513,542
Principal paydown receivable	10,744
Interest receivable	2,005,510
Prepaid expenses and other assets	7,235

Total assets	93,554,909

LIABILITIES
Payable for securities purchased	1,016,925
Advisory fee payable	53,671
Accrued expenses and other liabilities	23,790

Total liabilities	1,094,386

NET ASSETS	$92,460,523

NET ASSETS REPRESENTED BY
Common stock, par value $0.01 per share, 10,000,000 shares authorized,
6,806,792 shares issued and outstanding	$68,068
Capital in excess of par value	97,631,629
Undistributed net investment income	369,127
Accumulated net realized loss on investments	(4,694,151)
Net unrealized loss on investments	(914,150)

Total net assets	$92,460,523

SHARES OUTSTANDING	6,806,792

NET ASSET VALUE PER SHARE	$13.58

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2001 (unaudited)

INVESTMENT INCOME
Interest	$4,036,919
EXPENSES
Advisory fee	331,284
Directors’ fees and expenses	37,139
Professional fees	26,392
Printing expenses	23,653
Custodian fee	14,193
Other	45,779

Total expenses	478,440
Less: Expense reductions	(2,019)

Net expenses	476,421

NET INVESTMENT INCOME	3,560,498

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(2,300,060)
Net change in unrealized gains or losses on investments	3,231,200

Net realized and unrealized gains on investments	931,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,491,638

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2001 (unaudited)	Year Ended November 30, 2000

OPERATIONS
Net investment income	$3,560,498	$7,242,674
Net realized loss on investments	(2,300,060)	(1,486,186)
Net change in unrealized gains or losses on investments	3,231,200	(1,625,331)

Net increase in net assets resulting from operations	4,491,638	4,131,157

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,535,793)	(7,065,869)
CAPITAL SHARE TRANSACTIONS
Net asset value of common shares issued under the Automatic Dividend
Investment Plan	170,758	0

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,126,603	(2,934,712)
NET ASSETS
Beginning of period	91,333,920	94,268,632

End of period	$92,460,523	$91,333,920

Undistributed net investment income	$369,127	$344,422

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS –

The following table includes selected data for each share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.

	Six Months Ended May 31, 2001 (unaudited)		Year Ended November 30,

			2000		1999		1998		1997	1996

Net asset value beginning of period	$13.44		$13.88		$14.74		$14.82		$14.72	$15.17

Income from investment operations
Net investment income	0.52		1.07		1.03		1.05		1.07	1.08
Net realized and unrealized gains or losses on investments	0.14		(0.47)		(0.85)		(0.06)		0.11	(0.39)

Total from investment operations	0.66		0.60		0.18		0.99		1.18	0.69
Less distributions from:
Net investment income	(0.52)		(1.04)		(1.04)		(1.04)		(1.08)	(1.09)
Net realized gains	0		0		0		(0.03)		0	(0.05)

Total distributions	(0.52)		(1.04)		(1.04)		(1.07)		(1.08)	(1.14)

Net asset value, end of period	$13.58		$13.44		$13.88		$14.74		$14.82	$14.72

Market value, end of period	$13.47		$12.63		$12.75		$14.94		$14.06	$13.50

Total return
Based on net asset value (a)	4.96%		4.54%		1.29%		6.90%		8.50%	4.91%
Based on market value (b)	10.81%		7.39%		(8.12%)		14.19%		12.58%	7.69%
Ratios/supplemental data
Net assets, end of period (in thousands)	$92,461		$91,334		$94,269		$99,115		$98,594	$97,907

Ratios to average net assets
Expenses	1.03	%†(c)	0.99	%(c)	1.00	%(c)	0.97	%(c)	0.9%	0.9%
Net investment income	7.66	%†	7.89%		7.25%		7.13%		7.4%	7.4%
Portfolio turnover rate	31%		21%		44%		43%		33%	47%

(a)	The net asset value total return is based on the net asset value on the first and last day of each period. Dividends and other distributions are reinvested at the ex-date net asset value. These percentages are not an indication of the performance of a shareholder’s investment in the Company based on market value due to differences between the market price and the net asset value of the Company.
(b)	The market value total return is based on the market value on the first and last day of each period and computed on a similar basis as above, except the dividends and other distributions are reinvested at prices obtained by the Company’s Automatic Dividend Investment Plan.
(c)	The ratio of expenses to average net assets includes expense reductions.
†	Annualized.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Vestaur Securities, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its shareholders through investment in a diversified portfolio of fixed income securities which management considers to be of high quality.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. Valuation of Securities

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investment or securities with similar characteristics.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

Securities for which market quotations are not available are valued at fair market value as determined in good faith, according to procedures approved by the Board of Directors.

     B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Company’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

     C. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts.

     D. Federal Taxes

The Company intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

     E. Distributions

Distributions from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Shareholders have the option of receiving their dividends in cash or in the Company’s common stock in accordance with the Company’s Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND AFFILIATED TRANSACTIONS

Effective May 9, 2001 the Company’s Board of Directors approved the transfer of the investment advisory contract with First Union National Bank to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation, (“First Union”) and neither fees nor services were changed.

EIMC, an indirect wholly-owned subsidiary of First Union, is the investment advisor for the Company and is paid a management fee that is computed weekly and paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company’s average monthly net assets plus 2.50% of the Company’s investment income.

Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3. CAPITAL SHARE TRANSACTIONS

The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the six months ended May 31, 2001 and year ended November 30, 2000 the Company issued 12,687 and 0 shares of common stock, respectively.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government securities (excluding short-term securities) for the six months ended May 31, 2001 were $28,130,677 and $27,900,843, respectively.

On May 31, 2001, the aggregate cost of securities for federal income tax purposes was $89,932,028. The gross unrealized appreciation and depreciation on securities based on that cost was $1,836,954 and $(2,751,104), respectively, with a net unrealized depreciation of $(914,150).

As of November 30, 2000, the Company had a $2,393,604 capital loss carryforward for federal income tax purposes of which $46,223 expires in 2006, $895,845 expires in 2007 and $1,451,536 expires in 2008.

NOTE 5. EXPENSE REDUCTIONS

The Company has entered into an expense offset arrangement with its custodian where by credits realized as a result of uninvested cash balances were used to reduce a portion of the Company’s related expenses. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

NOTE 6. SUBSEQUENT DISTRIBUTION TO SHAREHOLDERS

On May 9, 2001 the Company declared a dividend of $0.26 per share which will be payable on July 16, 2001 to shareholders of record as of June 29, 2001.

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Company to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Company, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Company’s Financial Highlights. The Company has not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

ADDITIONAL INFORMATION (unaudited)

On May 9, 2001 the Annual meeting of shareholders of the Company was held to consider a number of proposals. On March 26, 2001, the record date of the meeting, the Company had

Record Date Shares Outstanding	6,805,104
Shares represented at meeting	5,499,761
Percentage of record date shares represented at the meeting	80.818%
The votes recorded at the meeting, by proposal, were as follows:
Proposal 1 - Election of Directors:
Shares voted “For”	5,412,644
Shares voted “Against”	0
Shares voted “Abstain”	87,117
Proposal 2 - Ratification of auditors:
Shares voted “For”	5,409,204
Shares voted “Against”	24,418
Shares voted “Abstain”	66,139

AUTOMATIC DIVIDEND INVESTMENT PLAN

Any registered Shareholder of Vestaur Securities, Inc. may participate in the Automatic Dividend Investment Plan (the “Plan”), with the exception of brokers and nominees of banks and other financial institutions. If you are a beneficial owner, whose shares are registered in the name of another (e.g., in a broker’s “street name”) and desire to participate in the Plan, you must become a registered holder by having the shares transferred to your name.

To participate in the Plan, you must complete and forward an enrollment form to the Plan agent. This form authorizes the Plan agent to receive your dividends and other distributions from the Company in additional shares of common stock. The additional shares will be issued by the Company, if the net asset value per share is equal to or lower than the market price of the Company’s common stock plus brokerage commissions or sufficient common stock cannot be purchased in the market. The newly issued shares will be valued in accordance with the Plan. If the net asset value per share is higher than the market price of the Company’s common stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged against the amounts invested.

Shares will be held by EquiServe, First Chicago Trust Division, the Plan agent. You will receive a statement each time shares are distributed by the Company or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are paid out of the investment advisory fees received from the Company by its investment advisor, Evergreen Investment Management Company LLC.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write EquiServe, First Chicago Trust Division, P.O. Box 2500, Jersey City, NJ 07303-2500 or call 1-201-324-0313.

Custodian State Street Bank and Trust Company Box 9021 Boston, MA 02205-9827	Transfer Agent, Dividend Disbursing Agent, Registrar & Shareholders Relations EquiServe, First Chicago Trust Division P.O. Box 2500 Jersey City, NJ 07303-2500 (201) 324-0313

Common Stock listed on New York Stock Exchange, Symbol VES.

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VESTAUR SECURITIES, INC.
Evergreen Investment Management Company, LLC/First Union
123 South Broad Street, 2nd Floor
Philadelphia, PA 19109